DSS AMERICAFIRST DEFENSIVE GROWTH FUND Class A: DGQAX Class U: DGQUX Class I: DGQIX SUMMARY PROSPECTUS October 7, 2021

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at https://www.americafirstfunds.com/tools. You can also get this information at no cost by calling 1-877-217-8501, emailing info@afcm-quant.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus dated October 7, 2021, and statement of additional information, dated October 7, 2021 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, email address or phone number noted above.

Investment Objective:  The Fund seeks to achieve capital appreciation through all market cycles.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund.  You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A and Class U shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section entitled How to Buy Shares on page 28 of the Fund’s Prospectus and in Purchase and Redemption of Shares on page 38 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class U	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	2.50%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	1.00%	1.00%	None
Redemption Fee (as a % of amount redeemed, if sold within 90 days)	1.00%	1.00%	1.00%
Wire Transfer Fee	$15	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%
Distribution and/or Service (12b-1) Fees*	0.25%	1.00%	0.00%
Other Expenses	2.88%	2.82%	2.78%
Acquired Fund Fees and Expenses (1)	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	4.70%	5.39%	4.35%
Fee Waiver and Reimbursement (2)	(1.77)%	(1.99)%	(1.96)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	2.93%	3.40%	2.39%

* Presented at maximum amount.

(1) The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(2) The Advisor and the Trust have entered into an expense limitation agreement whereby the Advisor has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses (exclusive of any (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; (vi) legal fees; (vii) specialized pricing services, (viii) proxy costs not borne by the Advisor or another party, (ix) unusual or unanticipated audit costs, (x) change in service provider transition expenses, and (xi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor))) in order to limit annual fund operating expenses to 2.45%, 2.95% and 1.94% for Class A, Class U and Class I, respectively.  These expense limitations will remain in effect until at least October 31, 2023.  This agreement may be terminated by the Fund’s Board of Trustees on written notice to the Advisor.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits and any expense limits in place at the time of the recoupment.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$781	$1,534	$2,470	$4,835
Class U	$584	$1,465	$2,542	$5,196
Class I	$242	$950	$1,878	$4,251

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 775.61% of the average value of the portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing, under normal circumstances, a range of approximately 70% to 100% of its net assets in a portfolio of defensive, non-cyclical equity securities of foreign and domestic companies selected by applying a rules-based strategy.  Equity securities include common stock.  The Fund may not meet its target range during rebalancing transitions as well as upon the discretion of the Fund’s investment advisor.  The Fund strategy was developed by the Fund’s portfolio manager.

The Fund seeks to select stocks of historically “defensive” industries.  Defensive companies tend to offer basic consumer necessities where consumer demand tends to be unaffected even in poor economic conditions and therefore may have the ability to weather economic downturns better than non-defensive companies.  The Advisor believes that sales and earnings growth of stocks of these defensive companies may remain relatively constant regardless of the ups and downs of the economy due to the generally stable demand for these company’s products.  Industries that are comprised primarily of defensive, non-cyclical companies would include, but are not limited to, Consumer Staples (example: food products, cosmetics & toiletries, brewing, soft drinks, food processing and retail), Healthcare (pharmaceuticals, health care services, medical supplies and equipment), Aerospace & Defense (companies engaged in the production of spacecraft and commercial military and private aircraft), and Utilities (electric, natural gas and water utilities as well as telephone services).  Under normal market conditions, the Fund may overweight portfolio investments primarily in securities in the consumer staples and healthcare sectors which represent numerous industries.  These sectors generally are comprised of companies that are defensive in nature and are selected in an effort to provide capital appreciation while reducing overall portfolio volatility.

The Fund may also execute a portion of its equity strategy by investing in ETFs, including those with inverse market exposure and leveraged ETFs.  Inverse ETFs are designed to produce results opposite to market direction, which may serve to hedge portfolio investments.  Inverse ETFs seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark, such as the S&P 500 Index.  The Advisor does not rebalance inverse ETFs positions daily to adjust for daily changes in the reference index. Leveraged ETFs seek to use financial derivatives and debt to amplify the returns of an underlying index.

The Fund may also take short equity positions through inverse ETFs or individual equities from any industry in an attempt to reduce volatility and risk in unfavorable market conditions.  Depending upon market conditions and prospects as determined by the Advisor’s quantitative models, the Fund may target having approximately 0% to 30% of its assets in short positions under normal market conditions.  The Fund may target having approximately 70% to 100% of its assets in long positions under normal market conditions.  The Fund will invest in securities of companies regardless of market capitalization.  The Fund will rebalance a significant portion of its holdings, based on the Advisor’s quantitative models, on a quarterly basis or more frequent basis.  The Fund may hold significantly higher than normal short-term cash positions during rebalancing or when market conditions warrant.  The Advisor’s rules-based models take into account and weight such variables that may include operating earnings yield, price momentum, share buyback, trading liquidity and others when selecting long positions.  In selecting short positions, the Advisor’s rules-based models considers such variables including, but not limited to, poor relative price momentum, poor technical indicators and poor fundamentals.  The Fund may employ seasonal and/or market timing trading strategies based upon the Advisor’s quantitative models.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.  The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund.

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Aerospace and Defense Sector Risk. The aerospace and defense industry may be significantly affected by changes in government regulations and spending policies, changes in economic conditions and industry consolidation.

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Consumer Staples Sector Risk.  Companies in the consumer staples sector may be adversely affected by changes in consumer spending, competition, demographics and consumer preferences.  Companies in this sector are also affected by changes in government regulation, world events and economic conditions.  This sector can also be significantly affected by, among other things, changes in price and availability of underlying commodities, rising energy prices and global and economic conditions.  Certain companies in the consumer staples sector are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability.  Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation.  Also, the success of food and soft drink may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

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Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.

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ETF Risk.  When the Fund invests in an ETF, it will indirectly bear its proportionate share of any fees and expenses payable directly by the ETF.  Therefore, the Fund will incur higher expenses, many of which may be duplicative.  In addition, the Fund may be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the funds).  The Fund has no control over the investments and related risks taken by the ETFs in which it invests.  Additionally, investments in ETFs are also subject to the following risks:  (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.

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Fixed Income Risk.  When the Fund invests in equity securities that may convert to fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates.  Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

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Foreign and Currency Exposure Risk.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

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Healthcare Sector Risk.  The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments.  Companies in the healthcare sector are heavily dependent on patent protection.  The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of the companies.  Healthcare companies are also subject to extensive litigation based on product liability and similar claims.  Companies in the healthcare sector are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of healthcare through outpatient services.  Many new products are subject to regulatory approval and the process of obtaining such approval can be long and costly.  Healthcare companies are also subject to competitive forces that may make it difficult to raise prices and, at times, may result in price discounting.  Additionally, the profitability of some healthcare companies may be dependent on a relatively limited number of products and their products can become obsolete due to industry innovation, changes in technologies or other market developments.  In addition, companies in the healthcare sector may be thinly capitalized and therefore may be susceptible to product obsolescence.

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Inverse ETF Risk.  Inverse or “short” ETFs seek to deliver returns that are opposite of the return of a benchmark (e.g., if the benchmark goes up by 1%, the ETF will go down by 1%), typically using a combination of derivative strategies.  Inverse ETFs contain all of the risks that regular ETFs present.  Because inverse ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs.  Unexpected results include an Inverse ETF failing to rise in price despite a drop in the reference index.  Inverse ETFs may also be leveraged.  Inverse ETFs contain all of the risks that regular ETFs present.

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Leveraged ETF Risk. Investing in leveraged ETFs will amplify the Fund’s gains and losses.  Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

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Management Risk.  The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular asset classes, sectors or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

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Real Estate Risk.  Because of its investment in REITs, the Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate.

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Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

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Small and Medium (Mid) Capitalization Stock Risk.  The earnings and prospects of small and mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.  In addition, stocks of small and mid-capitalization companies generally are less liquid than those of larger companies.  This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

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Stock Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.  Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity.  Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

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Stock Value Risk.  Stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the manager misgauged that worth.

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Tracking Risk.  Investment in the Fund should be made with the understanding that the acquired funds, such as ETFs, in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.

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Turnover Risk.  Because the Fund will rebalance its holdings on an at least quarterly basis, the Fund may have portfolio turnover rates significantly in excess of 100%.  Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

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Utilities Sector Risk.  In most countries and localities, the utilities industry is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers.  In certain areas, deregulation of utilities has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely.  In addition, utilities companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects.

Performance:  The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund’s Class A shares for the full calendar years since the Fund’s inception.  The sales charge is not reflected in the bar chart, and if it were, returns would be less than those shown.  The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based market index.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by calling 1-877-217-8501.

The Fund was reorganized on January 4, 2013 from the AmericaFirst Defensive Growth Fund (“the Predecessor Fund”), a series of the Mutual Fund Series Trust, into a series of AmericaFirst Quantitative Funds, a Delaware statutory trust.  The Fund is a continuation of the Predecessor Fund and, therefore, the performance information includes the performance of the Predecessor Fund.

Performance Bar Chart For Calendar Years Ended December 31

Best Quarter:	Mar-13	13.65%
Worst Quarter:	Mar-20	(18.50)%

The year-to-date return as of the most recent calendar quarter which ended September 30, 2021 was -18.85%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2020)

Class A Shares	One Year	Five Year	Since Inception(1)
Return before taxes	-4.15%	-4.26%	1.99%
Return after taxes on distributions	-4.15%	-4.26%	0.89%
Return after taxes on distributions and sale of Fund shares	-2.45%	-3.17%	1.13%
Class I Shares
Return before taxes	1.46%	-2.75%	3.24%
Class U Shares
Return before taxes	-2.13%	-4.28%	1.71%
Lipper Alternative Long/Short Equity Funds Index(2) (reflects no deduction for taxes)	1.88%	3.67%	3.31%

(1)

The inception date of the Fund’s Class A, I and U shares May 23, 2011.

(2)

The Lipper Alternative Long/Short Equity Fund Index is an equal-dollar-weighted index of the largest mutual funds within Lipper’s Long/Short Equity classification, which is defined as those funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options or equity index options.

After-tax returns are estimated and were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for only one Class and after-tax returns for other Classes will vary.

Advisor:  DSS Wealth Management, Inc. is the Fund’s investment advisor.

Portfolio Manager:  Rick Gonsalves, Portfolio Manager of the Advisor, serves as the Fund’s Portfolio Manager.  He has served the Fund in this capacity since the Fund commenced operations in 2012.  He has served as the Portfolio Manager of the Predecessor Fund since it commenced operations in 2011.

Purchase and Sale of Fund Shares:  For Class A and Class U shares, the minimum initial investment in the Fund is $1,000 for a regular account, $1,000 for an IRA account, or $100 for an automatic investment plan account.  For Class I shares, the minimum initial investment is $1,000,000.  The minimum subsequent investment in the Fund is $50.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through an individual retirement account or a tax-exempt plan.  If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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